File Number: 333-110037
                                                   Filed Pursuant to Rule 497(e)
                                                   of the Securities Act of 1933


                                                                   April 3, 2009


                     Pioneer AMT-Free CA Municipal Fund
 Supplement to the May 1, 2008 Class A, Class B and Class C Shares Prospectus


     The reorganization of Pioneer AMT-Free CA Municipal Fund into Pioneer AMT-Free Municipal Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about June 12, 2009.

     Effective April 8, 2009, Pioneer AMT-Free CA Municipal Fund will not accept purchase requests to establish new accounts in the fund. In addition, it is expected that Pioneer AMT-Free CA Municipal Fund will stop accepting requests to purchase additional shares one business day prior to the reorganization.

     Additional information regarding the reorganization, including a prospectus for Pioneer AMT-Free Municipal Fund, will be mailed to shareholders of Pioneer AMT-Free CA Municipal Fund prior to the reorganization.




                                                                   23025-00-0409
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC